UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ___________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  October 7, 2004




                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                   0-25658            84-1357927
 (State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)             File Number)      Identification No.)





            11 Jalan 51A/223 46100 Petaling Jaya, Selangor, Malaysia
               (Address of principal executive offices) (ZIP Code)


Registrant's telephone number, including area code:  011 (603) 7956 7026



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01.  Regulation FD Disclosure
            ------------------------

On October 7, 2004, Secured Digital Applications, Inc. issued a press release which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------


        (c)   Exhibits.

              99.1  Press Release dated October 7, 2004


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SECURED DIGITAL APPLICATIONS, INC.



                            By:   /s/  Patrick Soon-Hock Lim
                                 -----------------------------------------------
                                 Name:  Patrick Soon-Hock Lim
                                 Title: Chairman & Chief Executive Officer


Date:  October 7, 2004


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


                                INDEX TO EXHIBITS


Exhibit No.         Description

Exhibit 99.1        Press Release dated October 7, 2004.




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